UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

Conolog Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08174	22-1847286
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Columbia Road, Somerville, New Jersey	08876
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (908) 722-8081

n/a (Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

From December 3, 2010 through December 13, 2010, the Company issued an aggregate of 625,000 shares of Common Stock upon the conversion of outstanding Secured Convertible Notes in the aggregate principal amount of $187,500, and an aggregate of 136,263 shares of Common Stock as interest on Secured Convertible Notes in the aggregate amount of $35,769.  The Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01. Other Events

On December 13, 2010, Conolog Corporation (the “Company”) received a determination from the Listing Qualifications Panel of The NASDAQ Stock Market LLC (the “Panel”) indicating that the Panel had granted the Company’s request for an extension to remain listed on The NASDAQ Stock Market (“NASDAQ”), subject to certain revised conditions. The December 13, 2010 determination follows the Panel’s initial decision, dated October 19, 2010, the terms of which were reported on an 8-K filed with the Securities and Exchange Commission (“SEC”) on October 22, 2010 as modified by the Panel’s determination, dated November 3, 2010 granting an extension to the Company the terms of which were reported on a Form 8-K filed with the SEC on November 3, 2010, as modified by the Panel’s determination on November 23, 2010 granting an extension to the Company the terms of which were reported on a Form 8-K on November 24, 2010. The Company’s continued listing on NASDAQ is now conditioned upon the following conditions:

1. On or before January 14, 2011, the Company shall inform the Panel that it has held its annual shareholders’ meeting.

2. On or before January 31, 2011, the Company shall disclose on Form 8-K the completion of a financing and the resulting stockholders’ equity, which shall be at least $2.5 million. The Company shall also, by this date, provide information to the Panel sufficient to demonstrate to the Panel’s satisfaction that the Company can maintain compliance with the equity requirement throughout the coming year.

This determination represents the full extent of the Panel’s authority to grant an exception and allow continued listing while the Company remains deficient in stockholders’ equity. The Company is working to timely satisfy the terms of the Panel’s decision; however, there can be no assurance that it will be able to do so. Should the Company be unable to meet the exception requirement, the Panel will issue a final determination to delist the Company’s shares and suspend trading of the Company’s shares on The Nasdaq Stock Market effective on the second business day from the date of the final determination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

By: /s/ Marc. Benou_______
Marc Benou
President

 Dated: December 16, 2010